Exhibit 99.2

MODERN CITY ENTERTAINMENT, INC.

(A Development Stage Company)

UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2007

(Stated in US Dollars)

MODERN CITY ENTERTAINMENT, INC
(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introductory information	3

Unaudited Pro-Forma Consolidated Balance Sheet	4

Unaudited Pro-Forma Consolidated Statement of Operations	5

Notes to the Unaudited Pro Form consolidated Financial Statements	6

MODERN CITY ENTERTAINMENT INC.
(A Development Stage Company)
UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
INTRODUCTORY NOTES

The accompanying pro-forma consolidated financial statements are prepared to reflect on a pro-forma basis the business combination of Modern City Entertainment Inc. (formerly Azul Studios International Inc), with Modern City Entertainment LLC.  The transaction, which completed on April 27, 2007 was  pursuant to an agreement between Modern City Entertainment, LLC unit holders and a shareholder of Azul Studios International, Inc., whereby the shareholder of Azul Studios International Inc. tendered 19,071,546 of the common shares held in the reporting issuer to be held in trust for the unit holders of Modern City Entertainment LLC pursuant to certain vesting provisions, in exchange for the transfer of 99% of the issued and outstanding units of Modern City Entertainment LLC to Azul Studios International Inc.  This transaction will be accounted for as a reverse acquisition. Azul Studios International Inc. simultaneously changed its name to Modern City Entertainment Inc.

The accompanying pro-forma consolidated financial statements reflect the combined balance sheets of the two entities as at September 30, 2007 as if the entities were consolidated at that time.  In addition, the statement of operations reflects the results of operations on a combined basis for the year ended September 30, 2007 with respect to the reporting issuer, Modern City Entertainment Inc., combined with the statement of operations of Modern City Entertainment LLC for the period from June 9, 2006 (date of inception) to September 30, 2007.

As the Company itself did not pay proceeds to effect the transaction, the excess of the net assets acquired, with a net book value of $1,146,078 over the price paid generated a negative goodwill.  After giving effect to a minority interest component of $6,758, that negative goodwill was allocated on a pro-rata basis to write down the value of certain acquired non-financial assets, comprised of screenplay rights ($30,000) and deferred compensation ($375,000) yielding a net extraordinary gain on the transaction in the amount of $741,078.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed combined financial statements, and the accompanying notes, are based upon the respective historical financial statements of Modern City Entertainment Inc. (formerly Azul Studios International Inc. and Modern City Entertainment LLC, and should be read in conjunction with each entity’s historical financial statements and related notes, and the Modern City Entertainment Inc. Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Companys’ Annual Report on Form 10-KSB for the year ended September 30, 2007.

MODERN CITY ENTERTAINMENT, INC.
(A Development Stage Company)
PRO-FORMA CONSOLIDATED BALANCE SHEET
September 30, 2007
(Stated in US Dollars)

	Modern City	Modern City
ASSETS	Entertainment	Entertainment		September 30
	Inc.	LLC	Adjustments	2007
Current
Cash	$3,035	$794,387		$797,422

Equipment		1,691		1,691

Screenplay rights		30,000	(30,000)	-

Deferred compensation costs	-	375,000	(375,000)	-

	$3,035	$1,201,078	$(405,000)	$799,113
LIABILITIES

Current
Accounts payable and accrued liabilities	73,613	55,500		$129,113
Due to related parties	12,616	-		12,616
Loans payable to shareholders	16,264	-		16,284

	102,513	55,500		158,013

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.0001 par value
20,000,000 shares authorized; none issued	-
Common stock, $0.0001 par value – Note 5
50,000,000 Shares authorized
32,423,628 Shares issued	3,342	1,616,106	(1,616,106)	3,342
Additional paid-in capital	1,385,676		741,078	2,126,754
Deficit accumulated during the prior development stage	(151,117)			(151,117)
Deficit accumulated during the development stage	(1,337,379)	(470,028)	470,028	(1,337,379)

	(99,478)	1,146,078	(405,000)	641,600

	$3,035	$1,201,078	$(405,000)	$799,613

MODERN CITY ENTERTAINMENT, INC
(A Development Stage Company)
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
for the nine months ended September 30, 2007
(Stated in US Dollars)

	Modern City	Modern City		Nine Months Ended
	Entertainment	Entertainment		September 30
	Inc.	LLC	Adjustments	2007

Expenses
Amortization of deferred compensation cost		125,000		$125,000
Amortization	170			170
Audit and accounting	18,882	15,000		33,882
Bank charges and interest	128			128
Consulting fees	21,000	44,942		65,942
Investor relations and marketing	9,000			9,000
Legal fees	(6,000)	-0-		(6,000)
Office, telephone and miscellaneous	11,271	10,251		21,521
Payroll expenses		35,998		35,998
Transfer agent fees	375	-		375
Travel & entertainment	561	1,910		2,471

Loss before other items	(55,387)	(233,101)		288,488

Other items:
Foreign exchange (gain) loss	251			251
Interest income	-	-0-
Net loss before extraordinary items	(55,638)	(233,101)		288,739

Extraordinary items:
Gain on disposition of Azul Studios Property SA	(9,499)			9,499
Gain on acquisition of Modern City Entertainment LLC	-	-	741,078	741,078

Net loss for the period	(46,139)	$(233,101)	$741,078	$1,039,316

Basic and diluted (loss) earnings per share	$0.00	$(0.01)		$0.03

Weighted Average shares outstanding during the period	32,431,961	32,431,961		32,431,961

MODERN CITY ENTERTAINMENT, INC
(A Development Stage Company)
NOTES TO UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007
(Stated in US Dollars)

Note 1	Basis of Presentation

The unaudited pro forma consolidated financial statements of Modern City Entertainment Inc. at September 30, 2007 reflect the results of operation of Modern City Entertainment Inc. (formerly Azul Studios International Inc.) for the year ended September 30, 2007 combined with the results of operation of Modern City Entertainment LLC., for the period from inception (May 9, 2006) to September 30, 2007.  The unaudited pro forma consolidated financial statements give effect to the acquisition of Modern City Entertainment LLC, as if it had been completed at the date of inception of Modern City Entertainment LLC, May 9, 2006.

The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet were derived by adjusting Modern City Entertainment Inc. (formerly Azul Studios International Inc.)  historical financial statements for the acquisition of Modern City Entertainment LLC. The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations are provided for informational purposes only and should not be construed to be indicative of Modern City Entertainment Inc.’s financial position or results of operations had the transaction been consummated on the dates indicated and do not project Modern City Entertainment Inc.’s financial position or results of operations for any future period or date.

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations and accompanying notes should be read in conjunction with Modern City Entertainment Inc.’s historical consolidated financial statements and related notes and Modern City Entertainment Inc.’s Discussion and Analysis of Financial Condition and Results of Operations contained in Modern City Entertainment’s Annual Report on Form 10-KSB for the year ended September 30, 2007.

Note 2	Acquisition and Pro Forma Adjustment

The acquisition transaction was effected by the issuance of shares held by an existing shareholder of Modern City Entertainment Inc. The excess of the net assets acquired of Modern City Entertainment LLC, with a net book value of $1,145,578 over the price paid generated a negative goodwill.  After giving effect to a minority interest component of $6,758, that negative goodwill was allocated on a pro-rata basis to write down the value of certain acquired non-financial assets, comprised of screenplay rights ($30,000) and deferred compensation ($375,000) yielding a net extraordinary gain on the transaction in the amount of $740,578.